UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22716

Stone Harbor Emerging Markets Total Income Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: October 25, 2012 – May 31, 2013

Item 1.   Report to Stockholders.

Stone Harbor

Investment Partners

May 31, 2013

Annual Report

Emerging Markets Total Income Fund

Distribution Policy

May 31, 2013

Stone Harbor Emerging Markets Total Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.1511 per share on a monthly basis in December 2012.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long term capital gains and short term capital gains and return capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter
May 31, 2013 (Unaudited)

Dear Investor,

The Stone Harbor Emerging Markets Total Income Fund (“EDI” or “Fund”) seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund invests in fixed income securities and related instruments that are economically tied to emerging markets (EM) countries, including sovereign external debt, local currency debt (non-U.S. dollar), and corporate debt from EM issuers. Additionally, the Fund may invest up to 20% of its assets in emerging equity markets.

Despite significant recent market volatility, we believe that EM debt markets continue to offer attractive investment opportunities for total return investors. The investment thesis is straightforward. EM countries generate approximately 80% of global growth today and their share of global economic output has nearly doubled in the past decade. Inflation in EM countries has fallen substantially and remains subdued, particularly in comparison to the hyperinflationary periods of the 1990’s. Unlike many advanced economies, most EM countries maintain sustainable debt levels and substantially lower fiscal deficits. In addition, EM debt still offers higher yields than advanced economy debt, even though EMs have better relative fundamentals in most cases.

Macroeconomic developments in advanced economies are also important inputs into our assessment of the outlook for EM debt returns. From a macroeconomic perspective, investing in EM debt is much more difficult today than it was even six months ago. Global growth is slower than we expected at the end of 2012. While the United States economy appears to be the strongest of a weak set of major developed economies including Europe and Japan, U.S. growth has been uneven so far this year. Unprecedented monetary easing by central banks and the uncertainty of when governments will start reducing bond buying programs makes the outlook for growth even less certain. Many market participants fear that as the U.S. pulls back on quantitative easing, rising U.S. interest rates and a stronger U.S. dollar may weaken returns on EM debt. Assessments of each of these factors and how we believe they may impact various sectors within EM debt play a significant role in how we select investments for the Fund.

A key advantage we have in managing EDI is the latitude to seek to adjust the risk in the portfolio based on fundamental economic and credit views, as well as our assessment of the macroeconomic environment. We can adjust risk and potential return opportunities by allocating to three distinct sectors of EM debt and to country equity markets, each of which tend to behave differently in various macroeconomic environments. For example, we are likely to reduce exposure to local currency markets and equity markets when growth prospects decline, as emerging market foreign exchange levels and equity prices tend to be highly sensitive to growth expectations. Should interest rates in the U.S. rise, we may shift our allocations away from U.S. dollar-denominated external sovereign debt, which has high sensitivity to changes in yields on U.S. Treasuries. We may also vary our exposure to EM corporate debt depending on the outlook for corporate defaults, as well as the attractiveness of expected returns on corporate securities relative to sovereign debt.

In addition, we can vary the amount of leverage used by the Fund depending on our confidence in our return expectations. In general, we employ leverage to seek higher returns. However, when uncertainty rises, and with it greater perceived risks, we can also reduce leverage so that the Fund has less exposure to EM debt when markets turn down. Fortunately, we did just that in the first quarter of 2013 with good results. Indeed, the return on net asset value (NAV) on EDI as of May 31, 2013 since inception of the Fund compared favorably with many other fixed income sectors and most commodities.

Performance Review

The total return on net asset value of EDI as of May 31, 2013 since inception on October 25, 2012 was 1.12%, net of all fees. For the same period, the Fund maintained an average premium to its NAV of 0.07%1. The Fund’s exposure to local currency sovereign debt was the most important positive contributor to Fund performance for the period2, followed by corporate bonds. The contribution to the Fund’s returns from exposure to hard currency sovereign debt was negative as yields rose through the period and spreads relative to U.S. Treasuries increased. Exposure to EM equities also detracted from total returns. Of the three sectors of EM debt, hard currency sovereign debt tends to be most sensitive to changes in the yield of U.S. Treasuries, meaning that as U.S. Treasury bond prices fall, EM sovereign debt prices also tend to fall. Nevertheless, on a gross of fees basis, the Fund’s NAV performance assuming reinvestment of dividends exceeded the total returns on the market tracking indices3 in the local currency and hard currency sovereign debt sectors during the reporting period, and the major EM corporate debt index outperformed the Fund during the same period, as we will discuss in the market review section below.

Within the local currency segment of the portfolio, the largest contributors to total returns were exposures to local currencies and fixed income securities in Mexico and Russia. The Mexican peso modestly outperformed the U.S. dollar, but local fixed rate bonds in Mexico generated strong positive returns as global investors sought both the higher yield offered in Mexico relative to U.S. Treasury bonds, as well as the relative safety offered of Mexico’s credit profile. In our view, expectations of fiscal and energy sector reforms in Mexico have also supported growing investor enthusiasm for the country’s local bond markets. In Russia, while the ruble dropped in value as oil prices fell, the local fixed income market remained buoyed by declining inflation prospects and Russia’s exceptionally strong fiscal fundamentals.

In the Fund’s exposure to external sovereign debt, the most important contributor to returns came from holdings in U.S. dollar denominated debt from Argentina and Venezuela. Exposure to Venezuela enhanced total returns as bond prices rose in anticipation of a regime change following the death of long time leader Hugo Chavez. In Argentina, sovereign debt also enhanced total returns as bonds recovered from a sharp sell off in

2	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter
May 31, 2013 (Unaudited)

October and November 2012. Positions in Hungary and Romania also contributed positively while exposure in Mexico, Brazil and Iraq detracted from total returns.

Corporate debt from Barbados, China, Indonesia, Kazakhstan, Nigeria, Turkey the United Arab Emirates and Ukraine all enhanced total returns for the Fund during the period. No specific theme underpinned the strong performance in each country. Rather, in our view, the combination of relative strength in credit fundamentals and the ongoing hunt for yield in a low yield environment remained key reasons for the positive returns. Corporate bonds from Brazil, Mexico, Peru, South Africa and South Korea on the other hand, detracted from total returns.

Throughout the reporting period, leverage, when employed, consisted primarily of short-term reverse repurchase agreements through which the Fund borrowed funds by lending securities under the obligation to repurchase them at a later date at a fixed price. The implied borrowing costs of the repurchase agreements averaged approximately 0.62% per annum. The level of gross leverage reached a maximum of 31.8% of total assets on February 23, 2013 and a minimum of 3.3% on May 3, 2013. By the end of the reporting period, leverage was 24.7%. Net leverage (gross leverage less cash held) remained lower than gross leverage throughout the period. The Fund’s management team varied borrowing levels to reflect the team’s outlook on EM debt, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risks had risen.

Market Review and Outlook

In our view, the total returns for EM indices for the reporting period primarily reflected external developments in developed markets rather than the positive backdrop of EM fundamentals. Market tracking indices for the three sectors of EM debt — external sovereign debt, local currency debt and corporate debt — delivered total returns of -1.61%, 0.26%, and 1.78%, respectively during the reporting period. In external sovereign debt, spread widening relative to U.S. Treasuries, as well as price weakness in U.S. Treasuries accounted for the downturn. Yields of sovereign U.S. dollar denominated debt widened relative to U.S. Treasuries, in our view, as global investors reduced exposure to long maturity U.S. dollar denominated bonds on fears that the U.S. Federal Reserve may eventually slow the pace of its bond purchases, allowing long U.S. rates to rise. The downturn in local currency markets had a similar cause and, in our view, was also a function of the strength in the U.S. dollar, which benefited from an improving U.S. economy, as well as expectations of higher interest rates in the U.S. over time. Corporate bonds in general benefited from their shorter durations relative to external sovereign debt, as well as continued fundamental improvements and relatively attractive valuations. Corporate debt yield spreads narrowed relative to U.S. bonds for similar reasons, in our view. In local currency debt, the key factors driving returns were yield, capital depreciation or appreciation from changes in interest rates and changes in the value of EM currencies relative to the U.S. dollar (FX appreciation or depreciation).

We view the recent moves in EM debt prices, currencies and local interest rates as part of an early stage adjustment to the normalization in monetary policies in developed markets and to an ongoing recovery of the U.S. economy. The major part of the moves occurred after U.S. Federal Reserve chairman commented in May 2013 that the Federal Open Market Committee would consider reductions in the Fed’s bond buying program over the Committee’s next several meetings. At least in the near term, macroeconomic developments in advanced economies are likely to remain key drivers of EM debt returns, in our view.

However, our fundamental views have not changed. We continue to expect that China will maintain a growth rate above 7% over the next year and that many EM country growth rates will improve in the next 12-18 months. In our view, expectations for improved U.S. growth together with recent depreciation of emerging market currencies relative to the US Dollar and prior monetary easing by EM central banks will support EM growth in the months ahead. But this process will take time. Government deficits in most EM countries remain at what we think are healthy levels, particularly compared to the U.S., Japan and many developed European countries. Over time, we believe markets will again focus on the relative strengths of EM fundamentals.

Key to this view is the timing and extent of a recovery in EM growth. EM debt markets seem intensely focused on the timing and size of the U.S. Fed’s withdrawal from quantitative easing on the expectation that reduced bond buying will eventually accompany a tightening of U.S. policy interest rates. An important assumption behind this view is that U.S. growth will accelerate along with improvements in the U.S. labor markets, a development that most likely would also be supportive of the U.S. dollar. In our view, without acceleration in EM growth rates relative to U.S. growth, EM currency markets remain vulnerable to U.S. dollar strength. We will be watching for evidence of a cyclical recovery in EM economic activity in the months ahead.

In the past, we have detailed some of the key risks to our relatively benign outlook for emerging market debt. Today, those risks seem most prevalent in advanced markets with the possibility of rising U.S. interest rates as one of the most important factors. Other factors include the ongoing political and religious strife in the Middle East, weak growth in Europe and the potential for China’s growth rate to slow at a much faster pace than our research suggests. However, our base case return scenarios for EM debt and over the coming year remain positive. Our view derives from a disciplined investment process in which we review the ability and willingness of borrowers to repay their debts. We also assess whether current prices of bonds reflect, in our view, adequate compensation for risk within the current macroeconomic environment. Based on this process, we remain wary of the weak growth prospects in advanced economies, but still see more opportunity for investing in EM debt.

Annual Report | May 31, 2013	3

Stone Harbor Emerging Markets Total Income Fund	Shareholder Letter
May 31, 2013 (Unaudited)

Other general risks of the Fund relate to our use of leverage and also to the longer-term prospects for a rise in global interest rates. Though not our base case, Stone Harbor attempts to mitigate the risk of loss of principal due to the possibility of a general rise in global interest rates through its investment processes that determine sector and country allocations, as well as security selection. We seek to reduce interest rate sensitivity during periods of rising interest rates. Notwithstanding these efforts, rising interest rates would increase the Fund’s cost of leverage and could also decrease the value of its portfolio securities, adversely affecting Fund performance.

We continue to believe that investing in EDI offers an attractive means of capitalizing on further improvements in credit quality in EM. We thank you for your trust in our ability to maneuver these difficult markets and look forward to reporting on EDI in six months.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

[1]

Performance on a market value basis, or at market price, will differ from its results at NAV. Although market price returns typically reflect investment results overtime, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

[2]	The reporting period is defined as October 25, 2012 (commencement of operations) to May 31, 2013.
[3]

JP Morgan emerging markets debt benchmarks are used throughout as being representative of market returns. Emerging markets hard currency sovereign external debt is represented by JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. Emerging markets corporate debt is represented by JPMorgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The CEMBI tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an Investable universe of corporate bonds. Both indices are also available in Diversified version. The JPMorgan CEMBI Broad Diversified limits the current face amount allocations of the bonds. Both indices are also available in outstanding countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa. Emerging markets local currency debt is represented by JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified, which consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which, international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Although not expected to be a principal investment tool, the Portfolio may make use of derivative securities (including futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default) for the purposes of reducing risk and/or obtaining efficient investment exposure. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of January 2009 the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

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Stone Harbor Emerging Markets Total Income Fund	Summary of Portfolio Holdings
May 31, 2013 (Unaudited)

Fund Details
Market Price	$23.95
Net Asset Value (NAV)	$23.18
Premium/(Discount)	3.32%
Current Distribution Rate(1)	7.58%
Net Assets ($ in millions)	$223

Country Allocation (as a % of total net assets) Country Breakdown	% of TNA
Venezuela	14.49%
Brazil	12.46%
Russia	9.37%
Turkey	8.41%
Mexico	8.26%
Ukraine	7.67%
Hungary	6.44%
South Africa	6.08%
Iraq	4.92%
Kazakhstan	4.73%
China	3.29%
Peru	3.13%
Indonesia	3.03%
Lithuania	2.36%
Nigeria	2.25%
Chile	2.03%
United Arab Emirates	1.70%
Colombia	1.61%
Dominican Republic	1.58%
Slovenia	1.54%
Malaysia	1.50%
Croatia	1.50%
Poland	1.50%
Romania	1.35%
India	1.13%
Barbados	1.13%
Qatar	0.97%
Ivory Coast	0.97%
Slovakia	0.61%
Azerbaijan	0.50%
Morocco	0.49%
Costa Rica	0.46%
Panama	0.44%
El Salvador	0.43%
Ghana	0.39%
Guatemala	0.35%
Macau	0.34%
Total	119.41
Exchange Traded Funds	6.47%
Short Term Security	3.82%
Liabilities (including leverage) In Excess of Other Assets	-29.70%
Total Net Assets	100.00%

Security Type Allocation(2)

Sector Allocation(2)
Sovereign Local	20.88%
Sovereign External	51.51%
Corporate	22.43%
Equity	4.86%
Net Cash	1.56%

Regional Breakdown(2)
Latin America	40.88%
Europe	36.62%
Asia	8.19%
Africa	9.79%
Middle East	3.46%
Multi	0.74%
Cash & Equivalents / U.S. Treasuries	1.56%

Sovereign Local Currency Breakdown(2)
Brazilian Real	7.05%
Colombian Peso	0.41%
Indonesian Rupiah	0.97%
Mexican Peso	3.73%
Nigerian Naira	2.88%
Turkish New Lira	2.18%
South African Rand	3.66%
Total	20.88%

.

(1)

Current Distribution Rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

(2)

Based on managed assets and investment manager’s sector classifications including derivative exposure. For purposes of this example, managed assets include total net assets plus any borrowings attributed to the use of reverse repurchase agreements and the notional values of credit default swaps as described on page 17. Totals may not sum to 100% because of the credit default swap position

See Notes to Financial Statements.
Annual Report | May 31, 2013	5

Stone Harbor Emerging Markets Total Income Fund	Growth of $10,000 Investment
May 31, 2013 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Total Income Fund and the JP Morgan Emerging Market Bond Indices: EMBI Global Diversified, CEMBI Broad Diversified, and GBI-EM Global Diversified.

The JP Morgan Emerging Market Bond Global Diversified is a uniquely-weighted version of the EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities such as Brady bonds, loans and Eurobonds. Currently, the EMBI Global covers 196 instruments across 48 countries. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Total Returns as of May 31, 2013 (Inception, October 25, 2012)

	3 Months	6 Months	Since Inception
Stone Harbor Emerging Markets Total Income Fund - NAV	-4.74%	-0.09%	1.12%
Stone Harbor Emerging Markets Total Income Fund – Market Price	-1.42%	-0.20%	-0.20%
JP Morgan CEMBI Broad Diversified	-0.63%	1.13%	1.78%
JP Morgan EMBI Global Diversified	-1.38%	-2.31%	-1.61%
JP Morgan GBI-EM Global Diversified	-3.54%	-1.06%	0.26%

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested and includes all fee waivers and expense reimbursements. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or broker commissions or sales charges in connection with the purchase or sale of Fund shares. Investment return and principal value will vary, and shares, when sold, may be worth more or less than their original cost. Total returns for a period of less than one year are not annualized. Index returns do not include the effects of sales charges or management fees. It is not possible to invest directly in an index.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

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Stone Harbor Emerging Markets Total Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Stone Harbor Emerging Markets Total Income Fund:

We have audited the accompanying statement of assets and liabilities of Stone Harbor Emerging Markets Total Income Fund (the “Fund”), including the statement of investments, as of May 31, 2013, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period from October 25, 2012 (inception) to May 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stone Harbor Emerging Markets Total Income Fund as of May 31, 2013, the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the period from October 25, 2012 (inception) to May 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

July 30, 2013

Annual Report | May 31, 2013	7

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 66.42%
Brazil - 1.37%
Republic of Brazil:
	USD	5.875%	01/15/2019	332,000	$387,610
	USD	2.625%	01/05/2023	770,000	713,790
	USD	8.250%	01/20/2034	1,097,000	1,598,878
	USD	7.125%	01/20/2037	269,000	352,726

					3,053,004

Colombia - 0.39%
Bogota Distrio Capital	COP	9.750%	07/26/2028	1,130,000,000	859,838	(1)

Costa Rica - 0.46%
Republic of Costa Rica:
	USD	4.375%	04/30/2025	401,000	390,975	(2)
	USD	5.625%	04/30/2043	637,000	624,260	(2)

					1,015,235

Croatia - 1.50%
Croatian Government:
	USD	6.625%	07/14/2020	1,170,000	1,294,312	(1)
	USD	6.375%	03/24/2021	1,000,000	1,091,250	(1)
	USD	5.500%	04/04/2023	928,000	948,880	(2)

					3,334,442

Dominican Republic - 1.58%
Dominican Republic International Bond:
	USD	9.040%	01/23/2018	113,670	126,742	(1)
	USD	7.500%	05/06/2021	2,993,000	3,397,055	(1)(3)

					3,523,797

El Salvador - 0.43%
Republic of El Salvador	USD	7.375%	12/01/2019	840,000	966,000	(1)

Ghana - 0.39%
Republic of Ghana	USD	8.500%	10/04/2017	774,000	872,685	(1)

Guatemala - 0.35%
Republic of Guatemala:
	USD	5.750%	06/06/2022	408,000	444,720	(1)
	USD	4.875%	02/13/2028	353,000	345,940	(2)

					790,660

Hungary - 6.44%
Republic of Hungary:
	EUR	3.500%	07/18/2016	3,500,000	4,546,274
	EUR	6.000%	01/11/2019	505,000	712,985
	USD	6.375%	03/29/2021	2,080,000	2,259,400	(3)
	USD	5.375%	02/21/2023	2,350,000	2,341,188	(3)
	USD	7.625%	03/29/2041	4,066,000	4,487,847	(3)

					14,347,694

Iraq - 4.92%
Republic of Iraq	USD	5.800%	01/15/2028	12,396,000	10,970,460	(1)(3)

See Notes to Financial Statements.
8	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ivory Coast - 0.97%
Ivory Coast Government International Bond	USD	5.750%	12/31/2032	2,305,000	$2,155,175	(1)(3)(4)

Lithuania - 2.36%
Republic of Lithuania:
	USD	7.375%	02/11/2020	1,250,000	1,548,900	(1)
	USD	6.125%	03/09/2021	1,885,000	2,197,853	(1)(3)
	USD	6.625%	02/01/2022	1,242,000	1,502,696	(1)

					5,249,449

Mexico - 6.81%
Mexican Bonos:
	MXN	5.000%	06/15/2017	93,300,000	7,431,494
	MXN	8.000%	06/11/2020	36,540,000	3,354,194
United Mexican States:
	USD	6.050%	01/11/2040	1,074,000	1,274,032	(3)
	USD	4.750%	03/08/2044	3,150,000	3,114,563	(3)

					15,174,283

Morocco - 0.49%
Moroccan Government	USD	4.250%	12/11/2022	1,127,000	1,101,643	(2)

Nigeria - 1.19%
Nigerian Government Bond	NGN	15.100%	04/27/2017	387,000,000	2,646,626

Panama - 0.44%
Republic of Panama	USD	8.125%	04/28/2034	680,000	972,400

Poland - 1.50%
Republic of Poland	USD	5.000%	03/23/2022	2,957,000	3,332,184	(3)

Qatar - 0.97%
State of Qatar:
	USD	4.500%	01/20/2022	998,000	1,104,986	(2)
	USD	6.400%	01/20/2040	832,000	1,054,560	(1)

					2,159,546

Romania - 1.35%
Romanian Government International Bond:
	USD	6.750%	02/07/2022	1,554,000	1,841,490	(1)
	USD	4.375%	08/22/2023	1,178,000	1,175,055	(2)

					3,016,545

Russia - 1.27%
Russian Federation:
	USD	12.750%	06/24/2028	1,030,000	1,942,838	(1)
	USD	5.625%	04/04/2042	800,000	881,000	(1)

					2,823,838

Slovakia - 0.61%
Republic of Slovakia	USD	4.375%	05/21/2022	1,252,000	1,365,143	(2)

Slovenia - 1.54%
Republic of Slovenia	USD	5.500%	10/26/2022	3,433,000	3,433,000	(1)(3)

See Notes to Financial Statements.
Annual Report | May 31, 2013	9

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
South Africa - 4.74%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	9,500,000	$1,097,917
	ZAR	7.250%	01/15/2020	92,790,000	9,453,383

					10,551,300

Turkey - 8.10%
Republic of Turkey:
	USD	6.750%	04/03/2018	1,895,000	2,276,369	(3)
	USD	7.000%	03/11/2019	1,289,000	1,590,304
	TRY	10.500%	01/15/2020	9,700,000	6,252,550
	USD	5.125%	03/25/2022	1,012,000	1,149,885
	USD	6.250%	09/26/2022	560,000	687,400
	USD	3.250%	03/23/2023	953,000	937,514
	USD	7.375%	02/05/2025	2,299,000	3,037,553
	USD	8.000%	02/14/2034	1,500,000	2,124,375

					18,055,950

Ukraine - 5.99%
Financing of Infrastructure - Projects State Enterprise	USD	9.000%	12/07/2017	416,000	434,720	(2)
Ukraine Government:
	USD	9.250%	07/24/2017	8,575,000	9,250,281	(1)(3)
	USD	7.750%	09/23/2020	1,712,000	1,754,800	(1)
	USD	7.500%	04/17/2023	1,948,000	1,901,735	(2)

					13,341,536

Venezuela - 10.26%
Republic of Venezuela:
	USD	13.625%	08/15/2018	400,000	449,000	(1)
	USD	7.750%	10/13/2019	5,000,000	4,487,500	(1)(3)
	USD	6.000%	12/09/2020	3,600,000	2,889,000	(1)
	USD	12.750%	08/23/2022	11,134,100	12,122,252	(1)(3)
	USD	11.750%	10/21/2026	1,590,300	1,620,118	(1)
	USD	9.250%	09/15/2027	256,000	233,280
	USD	11.950%	08/05/2031	1,022,200	1,046,477	(1)

					22,847,627

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $152,807,368)					147,960,060

CORPORATE BONDS - 42.79%
Azerbaijan - 0.50%
State Oil Company	USD	5.450%	02/09/2017	1,045,000	1,118,150

Barbados - 1.13%
Columbus International, Inc.	USD	11.500%	11/20/2014	2,250,000	2,514,375	(2)

Brazil - 2.17%
Andrade Gutierrez International SA	USD	4.000%	04/30/2018	430,000	428,925	(2)
Banco do Brasil SA	USD	6.250%	12/31/2049	1,462,000	1,421,851	(2)(5)
ESAL GmbH	USD	6.250%	02/05/2023	1,304,000	1,308,890	(2)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	1,087,000	1,130,480	(2)
OGX Austria GmbH	USD	8.500%	06/01/2018	331,000	193,433	(2)
Tonon Bioenergia SA	USD	9.250%	01/24/2020	350,000	353,750	(2)

					4,837,329

See Notes to Financial Statements.
10	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Chile - 2.03%
CFR International SpA	USD	5.125%	12/06/2022	500,000	$518,245	(2)
Codelco, Inc.:
	USD	3.000%	07/17/2022	1,200,000	1,153,848	(2)
	USD	6.150%	10/24/2036	1,900,000	2,200,780	(1)(3)
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	625,000	653,125	(2)

					4,525,998

China - 3.29%
Country Garden Holdings Co. Ltd.:
	USD	11.125%	02/23/2018	1,000,000	1,122,500	(1)
	USD	7.500%	01/10/2023	300,000	307,500	(2)
Kaisa Group Holdings Ltd.:
	USD	8.875%	03/19/2018	1,200,000	1,233,000	(2)
	USD	10.250%	01/08/2020	955,000	1,005,137	(1)
MIE Holdings Corp.	USD	9.750%	05/12/2016	1,500,000	1,597,500	(2)
Sinochem Overseas Capital Co. Ltd.	USD	4.500%	11/12/2020	1,472,000	1,562,447	(2)
Sinopec Capital 2013 Ltd.	USD	3.125%	04/24/2023	521,000	496,060	(2)

					7,324,144

Colombia - 1.22%
Colombia Telecomunicaciones SA ESP	USD	5.375%	09/27/2022	1,899,000	1,899,408	(2)
Empresas Publicas de Medellin ESP	COP	8.375%	02/01/2021	500,000,000	304,026	(1)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	497,000	508,251	(2)

					2,711,685

India - 1.13%
ICICI Bank Ltd.	USD	6.375%	04/30/2022	1,000,000	1,025,000	(1)(5)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	1,000,000	997,500	(2)
	USD	7.125%	05/31/2023	500,000	497,500	(2)

					2,520,000

Indonesia - 1.75%
Berau Coal Energy Tbk PT	USD	7.250%	03/13/2017	1,700,000	1,683,000	(1)
Indo Energy Finance II BV	USD	6.375%	01/24/2023	1,142,000	1,113,450	(2)
Pertamina Persero PT	USD	4.300%	05/20/2023	1,145,000	1,102,062	(2)

					3,898,512

Kazakhstan - 4.73%
KazMunaiGaz Finance Sub BV:
	USD	11.750%	01/23/2015	796,000	913,410	(1)
	USD	7.000%	05/05/2020	1,687,000	1,980,116	(1)(3)
	USD	6.375%	04/09/2021	1,000,000	1,128,750	(1)
KazMunayGas National Co. JSC:
	USD	9.125%	07/02/2018	472,000	591,180	(2)
	USD	4.400%	04/30/2023	1,819,000	1,766,704	(2)
	USD	5.750%	04/30/2043	400,000	386,000	(2)
Zhaikmunai LP	USD	7.125%	11/13/2019	3,500,000	3,766,875	(2)

					10,533,035

Macau - 0.34%
MCE Finance Ltd.	USD	5.000%	02/15/2021	750,000	750,000	(2)

See Notes to Financial Statements.
Annual Report | May 31, 2013	11

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Malaysia - 1.50%
Petroliam Nasional BHD	USD	7.625%	10/15/2026	2,386,000	$3,348,250	(1)(3)

Mexico - 1.45%
Cemex Finance LLC	USD	9.375%	10/12/2022	2,000,000	2,255,000	(2)
Metalsa SAB de CV	USD	4.900%	04/24/2023	481,000	479,798	(2)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	500,000	503,532	(2)

					3,238,330

Nigeria - 1.06%
Afren PLC	USD	10.250%	04/08/2019	2,000,000	2,350,000	(2)

Peru - 3.13%
Ajecorp BV	USD	6.500%	05/14/2022	2,555,000	2,784,950	(2)(3)
Cia Minera Milpo SAA	USD	4.625%	03/28/2023	425,000	414,325	(2)
Consorcio Transmantaro SA	USD	4.375%	05/07/2023	252,000	245,700	(2)
Southern Copper Corp.	USD	5.250%	11/08/2042	4,000,000	3,522,166	(3)

					6,967,141

Russia - 8.10%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	1,500,000	1,612,500	(2)
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.	USD	5.125%	12/12/2017	450,000	456,187	(2)
Evraz Group SA	USD	6.750%	04/27/2018	1,500,000	1,501,875	(2)
Far Eastern Shipping Co.	USD	8.000%	05/02/2018	2,100,000	2,128,875	(2)
Gazprom OAO Via Gaz Capital SA:
	USD	9.250%	04/23/2019	1,105,000	1,406,113	(1)
	USD	7.288%	08/16/2037	1,460,000	1,711,850	(1)
Russian Agricultural Bank OJSC Via RSHB Capital SA	USD	6.000%	06/03/2021	1,100,000	1,123,375	(1)(5)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	2,000,000	1,940,000	(2)
Vimpel Communications Holdings BV	USD	5.200%	02/13/2019	600,000	603,750	(2)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	1,000,000	1,107,500	(1)
Vnesheconombank Via VEB Finance PLC	USD	6.800%	11/22/2025	1,000,000	1,138,750	(1)
VTB Bank OJSC Via VTB Capital SA	USD	6.250%	06/30/2035	2,095,000	2,259,981	(1)(3)
Wind Acquisition Finance SA	USD	11.750%	07/15/2017	1,000,000	1,057,500	(2)

					18,048,256

South Africa - 1.34%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	3,200,000	2,992,000	(1)(3)

Turkey - 0.31%
Yuksel Insaat AS	USD	9.500%	11/10/2015	1,000,000	695,000	(1)

Ukraine - 1.68%
Ferrexpo Finance PLC	USD	7.875%	04/07/2016	1,000,000	1,001,250	(2)
Metinvest BV	USD	8.750%	02/14/2018	1,000,000	1,006,250	(2)
Mriya Agro Holding PLC	USD	9.450%	04/19/2018	1,762,000	1,739,975	(2)

					3,747,475

See Notes to Financial Statements.
12	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2013

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
United Arab Emirates - 1.70%
DP World Ltd.		USD	6.850%	07/02/2037	1,000,000	$1,135,000	(1)
Dubai Holding Commercial Operations MTN Ltd.		GBP	6.000%	02/01/2017	1,000,000	1,561,194
Emaar Sukuk Ltd.		USD	6.400%	07/18/2019	1,000,000	1,095,000

						3,791,194

Venezuela - 4.23%
Petroleos de Venezuela SA:
		USD	4.900%	10/28/2014	1,720,081	1,657,728
		USD	5.250%	04/12/2017	3,506,200	2,993,418	(1)
		USD	8.500%	11/02/2017	698,700	662,018	(1)
		USD	12.750%	02/17/2022	1,800,000	1,905,750	(1)
		USD	5.375%	04/12/2027	3,358,500	2,191,422

						9,410,336

TOTAL CORPORATE BONDS (Cost $96,449,122)						95,321,210

CREDIT LINKED NOTES - 10.20%
Brazil - 8.92%
Nota Do Tesouro Nacional:
	Citigroup Global Markets	BRL	10.000%	01/01/2021	27,300,000	12,516,855
	JPMorgan Chase & Co.	BRL	10.000%	01/01/2023	15,970,000	7,348,250

						19,865,105

Indonesia - 1.28%
Republic of Indonesia	Deutsche Bank AG London	IDR	5.625%	05/15/2023	28,600,000,000	2,855,270

TOTAL CREDIT LINKED NOTES (Cost $25,103,985)						22,720,375

EXCHANGE TRADED FUNDS - 6.47%
United States - 6.47%
iShares® FTSE China 25 Index Fund		USD			61,000	2,196,610
iShares® MSCI Brazil Capped Index Fund		USD			89,000	4,527,430
iShares® MSCI South Korea Capped
Index Fund		USD			20,000	1,152,200
Market Vectors® Russia ETF		USD			172,000	4,351,600
Vanguard® FTSE Emerging Markets ETF		USD			52,500	2,179,800

						14,407,640

TOTAL EXCHANGE TRADED FUNDS (Cost $15,239,565)						14,407,640

See Notes to Financial Statements.
Annual Report | May 31, 2013	13

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Shares*	Market Value (Expressed in U.S. $)
SHORT TERM INVESTMENTS - 3.82%
Money Market Mutual Funds - 3.82%
Dreyfus Treasury Prime Cash Advantage Fund - Institutional Advantage Shares (7-Day Yield)	USD	0.00004%	N/A	8,509,163	$8,509,163

TOTAL SHORT TERM INVESTMENTS (Cost $8,509,163)					8,509,163

Total Investments - 129.70% (Cost $298,109,203)					288,918,448
Liabilities in Excess of Other Assets - (29.70)%					(66,155,935)

Net Assets - 100.00%					$222,762,513

* The principal amount of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
COP	-	Columbian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
NGN	-	Nigerian Naira
TRY	-	New Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2013, the aggregate market value of those securities was $104,041,726, which represents approximately 46.71% of net assets.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $59,727,163, which represents approximately 26.81% of net assets as of May 31, 2013.

(3)	On May 31, 2013, securities valued at $80,508,798 were pledged as collateral for reverse repurchase agreements.
(4)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at May 31, 2013.
(5)	Floating or variable rate security. Interest rate disclosed is that which is in effect at May 31, 2013.

Common Abbreviations:
AS	-	Anonim Sirket is the Turkish term for Incorporation.
BHD	-	Berhad is the Malaysian term for public limited company.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
ETF	-	Exchange Traded Fund.
FTSE	-	Financial Times and the London Stock Exchange.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
JSC	-	Joint Stock Company.
LLC	-	Limited Liability Company.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MSCI	-	Morgan Stanley Capital International.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
PT	-	Perseroan Terbatas is an Indonesian term for a limited liability company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.
14	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2013

SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A variable capital company.
SpA	-	Societa per Azioni.
Tbk PT	-	Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation
JPMorgan Chase & Co.	EUR	4,121,100	Sale	06/17/2013	$5,356,904	$82,248
JPMorgan Chase & Co.	GBP	1,040,000	Sale	06/17/2013	1,579,996	40,061
Citigroup Global Markets	NGN	935,250,000	Purchase	06/20/2013	5,868,481	82,833

						$205,142

*The contracted amount is stated in the currency in which the security is denominated.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Value
JP Morgan Chase & Co.	0.550%	12/17/2012	$7,130,262
JP Morgan Chase & Co.	0.250%	02/15/2013	973,334
JP Morgan Chase & Co.	0.650%	05/07/2013	6,063,404
Credit Suisse First Boston	0.250%	05/08/2013	3,181,966
Credit Suisse First Boston	0.350%	05/08/2013	2,129,692
Credit Suisse First Boston	0.450%	05/08/2013	6,428,984
Credit Suisse First Boston	0.500%	05/08/2013	1,902,790
Credit Suisse First Boston	0.350%	05/14/2013	3,156,006
Credit Suisse First Boston	0.450%	05/14/2013	4,770,000
Credit Suisse First Boston	0.500%	05/14/2013	3,043,582
Credit Suisse First Boston	0.350%	05/20/2013	2,085,134
Credit Suisse First Boston	0.450%	05/20/2013	5,248,947
Credit Suisse First Boston	0.500%	05/20/2013	4,039,057
Credit Suisse First Boston	0.650%	05/20/2013	2,124,252
Credit Suisse First Boston	0.750%	05/20/2013	2,722,825
Credit Suisse First Boston	0.750%	05/21/2013	8,414,400
Credit Suisse First Boston	0.350%	05/22/2013	1,239,196
JP Morgan Chase & Co.	0.450%	05/23/2013	1,936,133
JP Morgan Chase & Co.	0.550%	05/23/2013	2,406,570
JP Morgan Chase & Co.	0.750%	05/23/2013	3,895,236

			$72,891,770

All agreements can be repurchased on demand at value plus accrued interest.

See Notes to Financial Statements.
Annual Report | May 31, 2013	15

Stone Harbor Emerging Markets Total Income Fund	Statement of Investments
May 31, 2013

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - BUY PROTECTION(6)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at May 31,2013(7)	Notional Amount(8)	Market Value	Upfront Premiums Paid	Unrealized Depreciation
Lebanese Republic	Goldman Sachs	1.000%	06/20/2018	4.384%	$ 8,296,000	$1,245,882	$1,275,706	$(29,824)

						$1,245,882	$1,275,706	$(29,824)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(9)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at May 31,2013(7)	Notional Amount(8)	Market Value	Upfront Premiums Received	Unrealized Depreciation
Petroleos de Venezuela	Credit Suisse	5.000%	03/20/2016	9.590%	$ 12,000,000	$1,318,006	$884,314	$(433,692)

						$1,318,006	$884,314	$(433,692)

(6)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(7)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(9)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.
16	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Assets & Liabilities
May 31, 2013

ASSETS:
Investments, at value(1)	$288,918,448
Unrealized appreciation on forward foreign currency contracts	205,142
Swap premiums paid	1,275,706
Deposits with brokers for credit default swap contracts	1,250,000
Deposits with brokers for reverse repurchase agreements	2,625,000
Interest receivable on swap contracts	121,667
Interest receivable	5,756,311
Total Assets	300,152,274

LIABILITIES:
Payable for reverse repurchase agreements	72,891,770
Interest due on reverse repurchase agreements	33,686
Payable due to brokers for credit default swap contracts	1,210,000
Swap premium received	884,314
Payable for investments purchased	1,500,000
Unrealized depreciation on credit default swap contracts	463,516
Interest payable for swap contract	16,822
Payable to adviser	236,747
Payable to administrator	36,960
Other payables	115,946
Total Liabilities	77,389,761
Net Assets	$222,762,513

NET ASSETS CONSIST OF:
Paid-in capital	$228,953,406
Undistributed net investment income	2,639,802
Accumulated net realized gain on investments, credit default swap contracts, forward foreign currency contracts and foreign currency transactions	728,212
Net unrealized depreciation on investments, credit default swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(9,558,907)
Net Assets	$222,762,513

PRICING OF SHARES:
Net Assets	$222,762,513
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	9,609,770
Net assets value, offering and redemption price per share	$23.18

(1)Cost of Investments	$298,109,203

See Notes to Financial Statements.
Annual Report | May 31, 2013	17

Stone Harbor Emerging Markets Total Income Fund	Statement of Operations
For the Period October 25, 2012 (Inception) to May 31, 2013

INVESTMENT INCOME:
Interest	$11,714,630
Total Investment Income	11,714,630

EXPENSES:
Investment advisory fees	1,823,950
Administration fees	276,905
Interest on reverse repurchase agreements	275,317
Custodian fees	40,203
Audit fees	74,450
Printing fees	23,925
Legal fees	30,212
Trustee fee	31,355
Transfer agent fees	11,180
Insurance fees	18,209
Other	19,052
Total Expenses	2,624,758
Net Investment Income	9,089,872

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	3,921,252
Credit default swap contracts	142,786
Forward foreign currency contracts	(29,495)
Foreign currency transactions	(155,592)
Net realized gain	3,878,951
Change in unrealized appreciation/(depreciation) on:
Investments	(9,190,755)
Credit default swap contracts	(463,516)
Forward foreign currency contracts	205,142
Translation of assets and liabilities denominated in foreign currencies	(109,778)
Net change	(9,558,907)
Net Realized and Unrealized Loss on Investments	(5,679,956)
Net Increase in Net Assets Resulting from Operations	$3,409,916

See Notes to Financial Statements.
18	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Statement of Changes in Net Assets

For the Period October 25, 2012 (Inception) to May 31, 2013

OPERATIONS:
Net investment income	$9,089,872
Net realized gain on investments, credit default swap contracts, forward foreign currency contracts, and foreign currency transactions	3,878,951
Net change in unrealized depreciation on investments, credit default swap contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(9,558,907)
Net increase in net assets resulting from operations	3,409,916

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,150,406)
From net realized gains	(1,451,627)
Net decrease in net assets from distributions to shareholders	(9,602,033)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs ($480,000)	228,720,000
Net asset value of common shares issued to stockholders from reinvestment of dividends	134,630
Net increase in net assets from capital share transactions	228,854,630

Net Increase in Net Assets	222,662,513

NET ASSETS:
Beginning of period	100,000
End of period (including undistributed net investment income of $2,639,802)	$222,762,513

OTHER INFORMATION:
Share Transactions:
Beginning shares	4,188
Shares issued in connection with initial public offering	9,600,000
Shares issued as reinvestment of dividends	5,582
Shares outstanding - end of period	9,609,770

See Notes to Financial Statements.
Annual Report | May 31, 2013	19

Stone Harbor Emerging Markets Total Income Fund	Statement of Cash Flows
For the Period October 25, 2012 (Inception) to May 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$3,409,916
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(606,195,069)
Proceeds from disposition of investment securities	322,031,840
Net purchases of short term investment securities	(8,509,163)
Net payments on credit default swap contracts	(248,606)
Premium amortization	1,155,102
Discount accretion	(1,170,661)
Net realized (gain)/loss on:
Investments	(3,921,252)
Credit default swap contracts	(142,786)
Net change in unrealized (appreciation)/depreciation on:
Investments	9,190,755
Credit default swap contracts	463,516
Forward foreign currency contracts	(205,142)
Translation of assets and liabilities denominated in foreign currencies	109,778
Increase in deposits with brokers for credit default swap contracts and reverse repurchase agreements	(3,875,000)
Increase in interest receivable on swap contracts	(121,667)
Increase in interest receivable	(5,756,311)
Increase in interest payable for swap contract payments	16,822
Increase in interest due on reverse repurchase agreements	33,686
Increase in payable due to brokers for credit default swap contracts	1,210,000
Increase in payable to adviser	236,747
Increase in payable to administrator	36,960
Increase in payable for trustee fees	1,065
Increase in other payables	114,881
Net Cash Used in Operating Activities	$(292,134,589)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received from reverse repurchase agreements	$255,093,452
Cash payments made on reverse repurchase agreements	(182,201,682)
Proceeds from sale of shares	229,200,000
Offering costs paid for sale of shares	(480,000)
Cash distributions paid	(9,467,403)
Net Cash Provided by Financing Activities	$292,144,367

Effect of exchange rates on cash	$(109,778)

Net decrease in cash	$(100,000)
Cash and foreign currency, beginning of period	$100,000
Cash and foreign currency, end of period	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest on reverse repurchase agreements:	$241,631
Noncash financing activities not included herein consist of reinvestment of distributions to shareholders of:	$134,630

See Notes to Financial Statements.
20	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Financial Highlights
For a share outstanding throughout the period presented.

	For the Period October 25, 2012 (Inception) to May 31, 2013

Net asset value - beginning of period	$23.88
Income/(loss) from investment operations:	$0.35
Net investment income(1)	0.95
Net realized and unrealized loss on investments	(0.60)
Total income from investment operations	0.35

Less distributions to common shareholders:
From net investment income	(0.85)
From net realized gains	(0.15)
Total distributions	(1.00)

Capital share transactions:
Common share offering costs charged to paid-in capital	(0.05)
Total capital share transactions	(0.05)
Net Decrease in Net Asset Value	(0.70)
Net asset value - end of period	$23.18

Market price - end of period	$23.95

Total Return(2)(3)	1.12%
Total Return - Market Price(2)(3)	(0.20%)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$222,763
Ratio of expenses to average net assets	1.87%	(4)
Ratio of net investment income to average net assets	6.48%	(4)
Ratio of expenses to average managed assets(5)	1.44%	(4)
Portfolio turnover rate	112%

Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)	$72,892
Asset Coverage Per $1,000 (in thousands)	$4,056

(1)	Calculated using average shares throughout the period.
(2)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

See Notes to Financial Statements.
Annual Report | May 31, 2013	21

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2013

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Emerging Markets Total Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund commenced operations on October 25, 2012. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDI.”

The Fund’s primary investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets debt. Emerging markets debt include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, that are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked or otherwise related to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

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Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2013

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of May 31, 2013:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Total Income Fund
Sovereign Debt Obligations	$–	$147,960,060	$–	$147,960,060
Corporate Bonds	–	95,321,210	–	95,321,210
Credit Linked Notes	–	22,720,375	–	22,720,375
Exchange Traded Funds	14,407,640	–	–	14,407,640
Short Term Investments	8,509,163	–	–	8,509,163

Total	$22,916,803	$266,001,645	$–	$288,918,448

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$205,142	$–	$205,142
Liabilities
Credit Default Swap	–	(463,516)	–	(463,516)

Total	$–	$(258,374)	$–	$(258,374)

*	For detailed Industry/country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

There were no transfers in or out of Levels 1 and 2 during the period ended May 31, 2013. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Annual Report | May 31, 2013	23

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2013

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Total Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at May 31, 2013. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the period ended May 31, 2013, the average amount of reverse repurchase agreements outstanding was $75,578,660, at a weighted average interest rate of 0.62%.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies.

24	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2013

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provision to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have more than a 50 percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities that tend to have higher yields are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-grade bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Fund’s use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a

Annual Report | May 31, 2013	25

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2013

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets & Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Credit Default Swaps: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The periodic swap payments received or made by the Fund are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on the Fund’s Statement of Operations. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair Values of derivative instruments on the Statement of Assets & Liabilities as of May 31, 2013:

	Asset Derivatives		Liability Derivatives
Derivative Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign Exchange Rate Risk	Unrealized appreciation on forward foreign currency contracts	$205,142	Unrealized depreciation on forward foreign currency contracts	$0
Credit Risk	Unrealized appreciation on credit default swap contracts	0	Unrealized depreciation on credit default swap contracts	(463,516)

Credit Risk	Swap premiums paid	1,275,706	Swap premiums received	(884,314)
Total		$1,480,848		$(1,347,830)

The number of forward foreign currency contracts and credit default swap contracts held at May 31, 2013 is representative of activity during the period ended May 31, 2013.

For the period ended May 31, 2013 the effect of derivative instruments on the Statement of Operations were as follows:

Derivative Risk Exposure	Gain/(Loss) On Derivatives	Realized Gain/(Loss) On Derivatives	Change in Unrealized Appreciation/(Depreciation) On Derivatives
Credit Risk	Net realized gain on: credit default swap contracts/Change in unrealized depreciation on: credit default swap contracts	$ 142,786	$ (463,516)
Foreign Exchange Rate Risk	Net realized loss on: Forward foreign currency contracts/Change in unrealized appreciation on: Forward foreign currency contracts	(29,495)	205,142
Total		$ 113,291	$ (258,374)

26	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2013

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the fiscal period ended May 31, 2013 were as follows:

Stone Harbor Emerging Markets Total Income Fund

Ordinary Income	$9,602,033
Total	$9,602,033

Components of Distributable Earnings on a Tax Basis:

As of May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Total Income Fund
Undistributed Ordinary Income	$3,552,990
Unrealized Depreciation	(9,593,360)
Other Cumulative Effect of Other Timing Difference*	(150,523)
Other Total	$(6,190,893)

*	Other temporary differences due to timing consist of mark-to-market on forward foreign currency contracts and amortization of credit default swap expenses.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the period ended May 31, 2013, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of foreign currencies and certain other investments. The amounts reclassified did not affect net assets.

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Stone Harbor Emerging Markets Total Income Fund	$(1,224)	$1,700,336	$(1,699,112)

Unrealized Appreciation and Depreciation on Investments: At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Total Income Fund
Gross appreciation on investments (excess of value over tax cost)	$2,235,536
Gross depreciation on investments (excess of tax cost over value)	(11,460,744)
Net depreciation of foreign currency and derivatives	(368,152)
Net unrealized depreciation	$(9,593,360)

Cost of investments for income tax purposes	$298,143,656

4. ADVISORY FEES, TRUSTEE FEES, ADMINISTRATION FEES, CUSTODY FEES AND TRANSFER AGENT FEES

The Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”).

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS receives a monthly fee at an annual rate of 0.15% of the average daily value of the Fund’s Total Assets.

Annual Report | May 31, 2013	27

Stone Harbor Emerging Markets Total Income Fund	Notes to Financial Statements
May 31, 2013

The Bank of New York Mellon serves as the Fund’s custodian. Computershare, Inc. serves as the Fund’s transfer agent.

During the reporting period, the Fund paid each Trustee who is not a director, officer, employee or affiliate of Stone Harbor or ALPS, a fee of $5,000 per quarterly meeting of the Board of Trustees and $250 for each additional meeting in which that Trustee participated. The Fund will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

5. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the period ended May 31, 2013, were as follows:

Purchases	Sales
$ 607,695,069	$ 322,031,840

6. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” to expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

28	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Summary of Dividend Reinvestment Plan
May 31, 2013 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-390-3910.

Annual Report | May 31, 2013	29

Stone Harbor Emerging Markets Total Income Fund	Additional Information
May 31, 2013 (Unaudited)

FUND PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available (1) on the Fund’s website located at http://www.shiplpcef.com, (2) on the SEC’s website at http://www.sec.gov, or (3) they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund is available (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year (1) without charge, upon request, by calling 1-877-206-0791, (2) on the Fund’s website located at http://www.shiplpcef.com, or (3) on the SEC’s website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the year ended May 31, 2013. The Fund designate the following as a percentage of taxable ordinary income distributions, up to the maximum amount allowable, for the calendar year ended December 31, 2012:

Stone Harbor Emerging Markets Total Income Fund
Dividends Received Deduction Percentage	0%
Qualified Dividend Income Percentage	0%

In early 2013, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2012 via Form 1099. The Fund will notify shareholders in early 2014 of amounts paid to them by the Fund, if any, during the calendar year 2013.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to its annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

This report, including the financial information herein, is transmitted to the shareholders of Stone Harbor Emerging Markets Total Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

Information on the Fund is available at www.shiplpcef.com or by calling the Fund’s shareholder servicing agent at
1-866-390-3910.

30	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2013 (Unaudited)

The Stone Harbor Emerging Markets Total Income Fund (the “Fund”) commenced operations in October 2012. The Board of Trustees approved the Fund’s investment advisory agreement (the “Agreement”) at a Board meeting held on July 18, 2012. In addition to reviewing materials provided in advance of that meeting, the Trustees considered their experience as trustees of other funds managed by the Adviser and information provided to the Trustees at the meeting. In considering whether to approve the Agreement, the Board of Trustees, including the trustees who are not interested persons of the Fund (the “Independent Trustees”), did not identify any single factor as determinative. In addition, individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement.

The Trustees considered the nature, extent and quality of the services proposed to be provided by Stone Harbor Investment Partners LP (the “Adviser”) to the Fund. The Trustees also considered the nature, extent and quality of the services provided by the Adviser to its institutional clients and to other registered investment companies for which it serves as investment adviser, and the proposed dedication of resources to the Fund by the Adviser. In this regard, the Trustees took into account the experience of the Fund’s portfolio management team, including their experience managing closed-end funds, and of the Adviser’s senior management, and the time and attention they proposed to devote to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of the services provided by the Adviser supported the approval of the Agreement.

Investment performance of the Adviser.

Prior to the approval of the Agreement, the Trustees received information regarding the performance of other accounts managed or sub-advised by the Adviser or its personnel over various time periods, including information which compared the Adviser’s performance to that of appropriate performance benchmarks. The Trustees also considered the Adviser’s performance and reputation generally and its proposed investment techniques, risk management controls and decision-making processes.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Adviser supported the approval of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund.

The Trustees considered the proposed fees to be charged to the Fund for advisory services as well as the total expense levels proposed for the Fund. The Adviser furnished information to the Trustees compiled by a third party that included comparisons of the Fund’s proposed advisory fees and total expense levels compared to a group of similar funds selected by the third party. The Adviser also provided information about the costs to it of providing services to the Fund and information about its potential profitability with respect to its management of the Fund, as well as information about the advisory fees it charges to institutional separate accounts with similar strategies and information about differences in such fees. The Trustees received from the Adviser information about the complexities in managing a fund that will use leverage and which will be subject to market expectations regarding its distribution rate. The Trustees also considered information about the administrative, operational, tax and compliance complexities associated with the management of closed-end funds as contrasted with the management of separate accounts with similar investment strategies. The Trustees also considered that because of the Fund’s organizational expense cap and because of other expenses the Adviser would bear in connection with the launch of the Fund, the Fund was not expected to be immediately profitable to the Adviser. The Trustees also considered the conflicts associated with the Fund’s use of leverage, as well as the potential effect of leverage on the Fund’s yield and total return.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee for the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Fund supported the approval of the Agreement.

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Fund grows and whether those economies would be shared with the Fund through breakpoints in their investment advisory fees or other means, such as expense caps. At the time of their meeting, the size of the Fund had yet to be determined and therefore the Trustees were not able to determine the extent to which economies of scale could be shared with investors.

Annual Report | May 31, 2013	31

Stone Harbor Emerging Markets Total Income Fund	Board Approval of Investment Advisory Agreement
May 31, 2013 (Unaudited)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale would be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser proposed to provide to the Fund, including resources designed to ensure compliance with the investment objectives, policies and restrictions of the Fund.

•	potential “fallout benefits” to the Adviser, such as the benefits from being known in the marketplace as a sponsor of closed-end funds.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the proposed Agreement should be approved for an initial two-year period.

32	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers
May 31, 2013 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Alan Brott 1942 Class I	Trustee	Trustee: Since 2012 Term Expires: 2014	Columbia University – Associate Professor, 2000-Present; Consultant, 1991-Present.	8	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund, Grosvenor Registered Multi-Strategy Fund, Excelsior Multi- Strategy Fund, Excelsior Multi-Strategy Hedge Fund of Funds and Excelsior Private Markets Fund II.
Heath B. McLendon 1933 Class II	Trustee	Trustee: Since 2012 Term Expires: 2015	Citigroup — Chairman of Equity Research Oversight Committee (retired December 31, 2006).	8	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund.
Patrick Sheehan 1947 Class III	Trustee	Trustee: Since 2012 Term Expires: 2016	Retired; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager, 1991-2002.	8	Stone Harbor Investment Funds, Stone Harbor Emerging Markets Income Fund.

INTERESTED TRUSTEE
Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Thomas K. Flanagan (3) 1953 Class I	Chairman and Trustee	Trustee: Since 2012 Term Expires: 2014	Co-portfolio manager of Emerging Markets Income Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1991.	8	None

Annual Report | May 31, 2013	33

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers
May 31, 2013 (Unaudited)

OFFICERS

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)(4)	Principal Occupation(s) During Past Five Years
Peter J. Wilby 1958	President and Chief Executive Officer	Officer Since: 2012	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor, prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Pablo Cisilino 1967	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; Since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.
James E. Craige 1967	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992.
David Griffiths 1964	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993.
Angus Halkett 1977	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; Prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.
David A. Oliver 1959	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; Since June 2008, Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry 1962	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; Since September 2012, Portfolio Manager of Stone Harbor; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.
David Scott 1961	Executive Vice President	Officer Since: 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1994.

34	www.shiplpcef.com

Stone Harbor Emerging Markets Total Income Fund	Trustees & Officers
May 31, 2013 (Unaudited)

OFFICERS (continued)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served(1)(4)	Principal Occupation(s) During Past Five Years
James J. Dooley 1956	Treasurer and Principal Financial and Accounting Officer	Officer Since: 2012	Since April 2006, Head of Operations, Technology and Finance of Stone Harbor; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, Citigroup Asset Management; from October 2002 to August 2004, Managing Director, Global Operations & Application Development, AIG Global Investment Group; from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.
Adam J. Shapiro 1963	Chief Legal Officer and Secretary	Officer Since: 2012	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
Jeffrey S. Scott 1959	Chief Compliance Officer and Assistant Secretary	Officer Since: 2012	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2006 to March 2007, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
Gina Meyer(5) 1980	Assistant Treasurer	Since July 17, 2013	Since November 2012, Fund Controller for ALPS Fund Services, Inc.; from January 2011 to October 2012, Manager of Fund Accounting for Jackson National Asset Management; from August 2008 to January 2011, Supervisor of Fund Accounting for Jackson National Asset Management.
JoEllen Legg 1961	Assistant Secretary	Officer Since: 2012	Vice President and Assistant General Counsel of ALPS Fund Services, Inc., ALPS Advisors Inc., ALPS Distributors Inc. and ALPS Portfolio Solutions Distributor, Inc.; Secretary of ALPS Series Trust; Assistant Secretary of the Stone Harbor Investment Funds, Stone Harbor Emerging Markets Total Income Fund, Stone Harbor Emerging Markets Income Fund, James Advantage Funds and WesMark Funds.

(1)	The business address for each Trustee and officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)

The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund and Stone Harbor Strategic Income Fund. As of May 31, 2013 the Stone Harbor Investment Grade Fund and the Stone Harbor Strategic Income Fund had not commenced operations.

(3)	Mr. Flanagan is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor Investment Partners LP.
(4)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(5)	Ms. Meyer was elected on July 17, 2013.

Annual Report | May 31, 2013	35

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Alan J. Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal period October 25, 2012 (inception) through May 31, 2013 were $40,000.

(b)

Audit-Related Fees: The aggregate fees billed for the fiscal period October 25, 2012 (inception) through May 31, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0.

(c)

Tax Fees: The aggregate fees billed for the fiscal period October 25, 2012 (inception) through May 31, 2013 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $4,635.

(d)

All Other Fees: The aggregate fees billed for the fiscal period October 25, 2012 (inception) through May 31, 2013 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal period October 25, 2012 (inception) through May 31, 2013 were $0.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Alan J. Brott, Chairman

Heath B. McLendon

Patrick Sheehan

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Registrant’s proxy voting policies and procedures is attached as EX99. Item 7 hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since 2012	Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor Investment Partners LP; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Pablo Cisilino 1967	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since July 2006, Portfolio Manager of Stone Harbor Investment Partners LP; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
James E. Craige 1967	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1992.
David Griffiths 1964	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; Joined Salomon Brothers Asset Management Limited in 1993.
Angus Halkett 1977	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
David A. Oliver 1959	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since June 2008, Portfolio Manager of Stone Harbor Investment Partners LP; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
William Perry 1962	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since September 2012, Portfolio Manager of Stone Harbor; From August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; Prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.
David Scott 1961	Executive Vice President	Since 2012	Co-portfolio manager of the Fund; Since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; Joined Salomon Brothers Asset Management Limited in 1994.

(a)(2) As of May 31, 2013, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Peter Wilby, CFA	12	8,419,613,947	31[1]	19,181,461,097	109[3]	34,729,968,135
Pablo Cisilino	10	7,734,484,650	25[2]	18,350,880,596	90[4]	31,174,747,990
James Craige, CFA	10	7,734,484,650	25[2]	18,350,880,596	90[4]	31,174,747,990
David Griffiths	10	7,734,484,650	25[2]	18,350,880,596	90[4]	31,174,747,990
Angus Halkett, CFA	10	7,734,484,650	25[2]	18,350,880,596	90[4]	31,174,747,990
David Oliver, CFA	10	7,734,484,650	25[2]	18,350,880,596	90[4]	31,174,747,990
William Perry	10	7,734,484,650	25[2]	18,350,880,596	90[4]	31,174,747,990
David Scott	10	7,734,484,650	25[2]	18,350,880,596	90[4]	31,174,747,990

# of Accounts does not include investors in Stone Harbor’s pooled vehicles.

1 One pooled investment vehicle contains two accounts of combined total market value $373,769,698 that are subject to a performance-based advisory fees. Three segregated accounts of total market value $1,093,978,810 are also subject to a performance-based fee.

2 One pooled investment vehicle contains a portion of two client accounts (combined market value $180,151,471) that is subject to a performance-based advisory fee. Three segregated accounts of total market value $1,093,978,810 are also subject to a performance-based fee.

3 Nine segregated accounts of total market value $3,098,910,549 are subject to a performance-based advisory fee.

4 Seven segregated accounts of total market value $2,636,800,500 are subject to a performance-based advisory fee.

Potential Conflicts of Interest

Potential conflicts of interest may arise when one of the Fund’s portfolio managers has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Investment Manager and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Investment Manager and the individuals that it employs. For example, the Investment Manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Investment Manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among similarly-managed funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Investment Manager and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Investment Manager for investment advisory services, which may directly or indirectly affect the portfolio manager’s compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Total Managed Assets, which may create an incentive for the portfolio manager to leverage the Fund or to leverage using strategies that increase the Investment Manager’s fee.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the Investment Manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Investment Manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the Investment Manager and its affiliates.

Broad and Wide-Ranging Activities. The portfolio managers, the Investment Manager and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Investment Manager and its affiliates may engage in activities where the interests of the Investment Manager and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Investment Manager and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Investment Manager and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Investment Manager and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

(a)(3) Portfolio Manager Compensation as of May 31, 2013.

The Investment Manager is 100% employee owned, which gives its personnel a direct stake in the success of the firm. In addition to a share in firm ownership, this compensation program includes a salary commensurate with experience and a performance-based bonus. The overall compensation structure for the Fund’s portfolio managers is based on three components: (a) base remuneration; (b) discretionary performance-based bonus; and (c) profit participation.

Portfolio managers are compensated on pre-tax investment performance versus both the applicable benchmark and peer group as measured on a one-, three- and five-year horizon equally weighted. For these purposes, the benchmark for the Fund is a blend of the J.P. Morgan GBI-EM Global Diversified Bond Index, the J.P. Morgan EMBI Global Diversified Bond Index and the J.P. Morgan Corporate Emerging Markets Bond Index. Analysts are compensated on credit performance versus the applicable benchmark for the same periods. All employees will also participate in firm profit-sharing.

(a)(4) Dollar Range of Securities Owned as of May 31, 2013.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Peter J. Wilby	over $1,000,000
Pablo Cisilino	$10,001 - $50,000
James Craige	$0
David Griffiths	$0
Angus Halkett	$0
David Oliver	$0
William Perry	$0
David Scott	$10,001 - $50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rule 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

(c)	The Registrant’s proxy voting policies and procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Emerging Markets Total Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 8, 2013

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/Principal Financial Officer

Date:	August 8, 2013